UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2020

Portola Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35935	20-0216859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 E. Grand Avenue South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (650) 246-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
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Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PTLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Portola Pharmaceuticals, Inc. (the “Company”) 2020 annual meeting of stockholders held on June 12, 2020, the stockholders voted on the three proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the 2020 annual meeting, filed with the Securities and Exchange Commission on April 20, 2020 (the “Proxy Statement”). The results of the matters voted upon at the meeting were:

a)	Each of the Class I nominees of the Company’s Board of Directors were elected to hold office until the Company’s 2023 annual meeting of stockholders. The Class I nominees were: Jeffrey Bird, M.D., Ph.D.; 48,984,221 shares of Common Stock voted for, 1,241,675 withheld, and 13,340,539 broker non-votes; John H. Johnson; 48,172,053 shares of Common Stock voted for, 2,053,843 withheld, and 13,340,539 broker non-votes; and H. Ward Wolff; 48,697,269 shares of Common Stock voted for, 1,528,627 withheld, and 13,340,539 broker non-votes. The terms of office of Class II directors Dennis M. Fenton, Ph.D., David C. Stump, M.D. and Ted W. Love, M.D. continue until the Company’s 2021 annual meeting of stockholders. The terms of office of Class III directors Laura A. Brege, Scott Garland and Hollings C. Renton continue until the Company’s 2022 annual meeting of stockholders.

b)	The stockholders approved, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement: 48,225,933 shares of Common Stock voted for, 1,900,229 against, 99,734 abstaining, and 13,340,539 broker non-votes.

c)	The stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020: 62,613,691 shares of Common Stock voted for, 772,257 against, 180,487 abstaining, and 0 broker non-votes.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Pharmaceuticals, Inc.

Dated: June 15, 2020
	By:	/s/ Mike Ouimette
Mike Ouimette
Executive Director, Corporate Counsel and Assistant Corporate Secretary
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